Employee benefits and share-based payments (Details Narrative) - ARS ($) $ / shares in Units, $ in Millions	12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Charge related to the Incentive Plan		$ 1.0
Granting fair value per share	$ 25.3
Defined contribution plan, description	The Plan was effective as from January 1, 2006. Participants can make pre-tax contributions to the Plan of up to 2.5% of their monthly salary (“Base Contributions”) and up to 15% of their annual bonus (“Extraordinary Contributions”). Under the Plan, the Group matches employee contributions to the plan at a rate of 200% for Base Contributions and 300% for Extraordinary Contributions.
Percentage of contributions access	100.00%
Resignation or termination, description	In case of resignation or termination without fair cause, the manager will receive the Group’s contribution only if he or she has participated in the Plan for at least 5 years.
Contributions plan amount	$ 101.0	$ 94.0